UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): APRIL 21, 2003



                            PRIVATEBANCORP, INC.
           (Exact Name of Registrant as Specified in its Charter)

                        ____________________________


        DELAWARE                                                36-3681151
(State or other jurisdiction           000-25887             (I.R.S. employer
    of incorporation)           (Commission file number)    identification no.)

   TEN NORTH DEARBORN                                              60602
    CHICAGO, ILLINOIS                                           (Zip Code)
  (Address of principal
    executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
         -------------

         On April 21, 2003, PrivateBancorp, Inc. (the "Company") announced its earnings results for the quarter ended March 31, 2003. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

ITEM 7(C).  EXHIBITS.
            ---------

Exhibit 99.1      Press Release dated April 21, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          ----------------------------------------------

         Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 7 of
Exhibit 99.1.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                 PRIVATEBANCORP, INC.


Date:  April 21, 2003                            By:  /s/ Ralph B. Mandell
                                                      --------------------------
                                                      Ralph B. Mandell
                                                      Chairman of the Board and
                                                         Chief Executive Officer


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


                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

99.1            Press Release dated April 21, 2003


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